INCOME TAXES	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
INCOME TAXES

(8) INCOME TAXES

The provision for (benefit from) income taxes in the accompanying consolidated statements of comprehensive income for the years ended December 31, 2013, 2012 and 2011 consisted of the following (in thousands):

	2013	2012	2011
Current:
Federal	$100,613	$38,414	$37,539
State	20,738	13,751	13,423

Total current taxes	121,351	52,165	50,962

Deferred:
Federal	(43,658)	4,237	(47,843)
State	(8,662)	(8,820)	(4,417)

Total deferred taxes	(52,320)	(4,583)	(52,260)

Total tax expense (benefit)	$69,031	$47,582	$(1,298)

A reconciliation of the statutory income tax rate to the effective income tax rate is as follows:

	2013	2012	2011
Federal statutory income tax rate	35.0%	35.0%	35.0%
State income taxes, net of federal income tax benefit	4.0%	3.5%	3.8%
Federal research and development credit	(2.8)%	—	(2.0)%
Change in deferred tax estimate	(0.5)%	(1.1)%	(0.6)%
Debt costs	(0.7)%	(8.5)%	—
Change in tax status	—	0.8%	—
Increase/(Decrease) in reserve for uncertain tax positions	(4.4)%	11.4%	4.5%
Non-deductible section 162(m) limitation	0.7%	1.2%	2.6%
Non-deductible meals and entertainment	0.7%	1.3%	2.2%
Non-deductible transaction costs	—	—	0.9%
Provision to return adjustments	0.5%	0.9%	—
Change in valuation allowance	0.1%	(2.0)%	(48.1)%
Other non-deductible expenses	—	0.1%	0.2%

	32.6%	42.6%	(1.5)%

The tax effects of temporary differences that give rise to significant portions of the net deferred tax asset at December 31, 2013 and 2012 are as follows (in thousands):

	2013	2012
Deferred Tax Assets:
Research and development credits	$—	$2,841
Net operating loss carryforwards	9,149	11,754
Capitalized research and development expenses	81	140
Other credits	102	31
Intangible assets	28,846	26,112
Timing differences, including reserves, accruals, and writeoffs	117,222	85,719

Total gross deferred tax assets	155,400	126,597
Less: Valuation allowance	(6,005)	(6,913)

Deferred tax assets	149,395	119,684

Deferred Tax Liabilities:
Property, plant & equipment	(8,363)	(10,156)
Debt discount and issuance costs	(7,565)	(13,919)
481 (a) adjustments	(971)	(2,033)
Intangible assets acquired in Oceana transaction	(85,692)	(98,386)
Timing differences, including reserves, accruals, and writeoffs	(2,482)	(2,395)

Deferred tax liabilities	(105,073)	(126,889)

Net deferred tax asset (liability)	$44,322	$(7,205)

The following table presents the breakdown between current and non-current deferred tax assets (liabilities) (in thousands):

	2013	2012
Current deferred tax asset	$86,693	$57,050
Non current deferred tax liability	(42,371)	(64,255)

Net deferred tax asset (liability)	$44,322	$(7,205)

The amounts recorded as gross deferred tax assets as of December 31, 2013 and 2012 represent the amount of tax benefits of existing deductible temporary differences and carryforwards that are more likely than not to be realized through the generation of sufficient future taxable income within the carryforward period. Significant management judgment is required in determining any valuation allowance recorded against deferred tax assets. The Company reassesses the ability to realize the deferred tax benefits on a quarterly basis. If it is more likely than not that the Company will not realize the deferred tax benefits, then all or a portion of the valuation allowance might need to be re-established, which would result in a charge to tax expense. The Company will continue to provide a valuation allowance for a portion of the net deferred tax assets related to certain state net operating loss carryforwards.

At December 31, 2013, the Company had no remaining federal net operating loss carryforwards available to offset future taxable income. The Company has non-U.S. tax losses, which at December 31, 2013 totaled approximately $11.8 million. The Company provides a full valuation allowance against the non-U.S. tax losses. At December 31, 2013, the Company also had state net operating loss carryforwards available to offset future taxable income of approximately $151.5 million. The operating loss carryforwards will begin to expire in 2017. As mentioned above, certain of these state net operating loss carryforwards have full valuation allowances set up against them. The Company also has minimum tax credit carryforwards of approximately $0.1 million.

At December 31, 2013, the Company realized excess tax benefits related to stock based compensation totaling $9.8 million. In accordance with ASC 718, the amount realized as excess stock based compensation was credited against additional paid in capital.

The following table summarizes the activity related to the Company’s unrecognized tax benefits for the years ended December 31, 2013, 2012 and 2011 (in thousands):

	2013	2012	2011
Balance at January 1	$20,620	$7,833	$3,641
Increases related to prior year tax positions	857	527	3,516
Increases related to current year tax positions	852	12,440	676
Decreases related to prior year tax positions	(1,407)	(180)	—
Decreases related to tax settlements with taxing authorities	(11,259)	—	—

Balance at December 31	$9,663	$20,620	$7,833

The Company’s unrecognized tax benefits as of December 31, 2013, which, if recognized, would affect the Company’s effective tax rate are approximately $9.4 million. The Company recognizes interest and penalties related to unrecognized tax benefits in income tax expense. The Company has recorded $0.4 million of interest expense and no penalties have been recorded by the Company through December 31, 2013. During 2013, the Company reduced its unrecognized tax benefit by $12.7 million. The reduction was primarily related to certain federal tax deductions from the repurchase of outstanding 2008 convertible notes in 2012. During September 2013, the Company entered into the IRS’ pre-filing agreement (“PFA”) program. As a result of this program, the Company received the final executed IRS pre-filing closing agreement, which allowed the Company to release $10.8 million of unrecognized tax benefit due to the fact that the position is effectively settled. Of the $10.8 million, approximately $9.6 million was recognized and affected the Company’s effective tax rate. The remaining $1.9 million of reversals was related to state tax issues which were effectively settled during 2013. Of the $1.9 million, approximately $0.4 million was recognized and affected the Company’s effective tax rate. The Company’s net unrecognized tax benefits could change significantly due to tax benefits and liabilities that may be effectively settled within the next 12 months. The results and timing of the settlements is highly uncertain and the Company is unable to estimate the range of the possible changes to the balance of unrecognized tax benefits.

The Company files a consolidated U.S. federal income tax return, Irish Corporate Tax return for the Company’s Irish subsidiary, and consolidated and separate company income tax returns in many U.S. state jurisdictions. Generally, the Company is no longer subject to federal and state income tax examinations by U.S. tax authorities for years prior to 1994. The Company received a notice in January 2014 that the Internal Revenue Service will be auditing the 2011 tax year.